Tremblant Global ETF
Schedule of Investments
September 30, 2025 (Unaudited)

COMMON STOCKS - 97.9%	Shares	Value
Communication Services - 25.3%(a)
Charter Communications, Inc. - Class A (b)	16,018	$4,406,632
CTS Eventim AG & Co. KGaA	52,752	5,165,267
Live Nation Entertainment, Inc. (b)	39,250	6,413,450
Match Group, Inc.	134,368	4,745,878
Roku, Inc. (b)	47,448	4,750,968
Spotify Technology SA (b)	7,756	5,413,688
TKO Group Holdings, Inc.	35,654	7,200,682
Walt Disney Co.	45,538	5,214,101
Warner Bros Discovery, Inc. (b)	409,279	7,993,219
		51,303,885

Consumer Discretionary - 34.5%(a)
Amazon.com, Inc. (b)	26,354	5,786,548
Bath & Body Works, Inc.	182,993	4,713,900
Chipotle Mexican Grill, Inc. (b)	182,416	7,148,883
Coupang, Inc. (b)	144,490	4,652,578
DoorDash, Inc. - Class A (b)	24,141	6,566,111
DraftKings, Inc. - Class A (b)	154,120	5,764,088
Global-e Online Ltd. (b)	138,598	4,956,264
MercadoLibre, Inc. (b)	2,110	4,930,943
Starbucks Corp.	63,056	5,334,538
Victoria's Secret & Co. (b)	323,853	8,789,370
Wingstop, Inc.	26,361	6,634,536
Wyndham Hotels & Resorts, Inc.	60,421	4,827,638
		70,105,397

Consumer Staples - 2.0%
Estee Lauder Cos., Inc. - Class A	46,605	4,106,833

Financials - 8.2%
Evercore, Inc. - Class A	14,909	5,029,104
Mastercard, Inc. - Class A	5,828	3,315,025
Progressive Corp.	20,609	5,089,393
Visa, Inc. - Class A	9,496	3,241,744
		16,675,266

Health Care - 1.0%
Gerresheimer AG	48,991	2,030,387

Industrials - 8.8%
Grab Holdings Ltd. - Class A (b)	1,902,258	11,451,593
Uber Technologies, Inc. (b)	65,634	6,430,163
		17,881,756

Information Technology - 15.6%
CyberArk Software Ltd. (b)	11,124	5,374,561
Five9, Inc. (b)	112,408	2,720,274
Monday.com Ltd. (b)	20,136	3,900,142
nCino, Inc. (b)	138,881	3,765,064
Q2 Holdings, Inc. (b)	63,096	4,567,519
Shopify, Inc. - Class A (b)	39,091	5,809,313
Varonis Systems, Inc. (b)	98,232	5,645,393
		31,782,266

Real Estate - 2.5%
CoStar Group, Inc. (b)	59,081	4,984,664
TOTAL COMMON STOCKS (Cost $171,387,501)		198,870,454

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 2.1%	Shares	Value
First American Treasury Obligations Fund - Class X, 4.02% (c)	4,317,061	4,317,061
TOTAL MONEY MARKET FUNDS (Cost $4,317,061)		4,317,061

TOTAL INVESTMENTS - 100.0% (Cost $175,704,562)		203,187,515
Liabilities in Excess of Other Assets - (0.0) (d)		(73,205)
0.0%	0.0%	$203,114,310
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

AG – Aktiengesellschaft
KGaA – Kommanditgesellschaft
SA- Sociedad Anónima

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)	The rate shown represents the 7-day annualized yield as of September 30, 2025.
(d)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure as of September 30, 2025 (Unaudited)

Tremblant Global ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$198,870,454	$–	$–	$198,870,454
Money Market Funds	4,317,061	–	–	4,317,061
Total Investments	$203,187,515	$–	$–	$203,187,515

Refer to the Schedule of Investments for further disaggregation of investment categories.

Allocation of Portfolio Holdings by Country as of September 30, 2025
(% of Net Assets)
United States	$154,155,357	75.9%
Israel	14,230,967	7.0
Singapore	11,451,593	5.6
Germany	7,195,654	3.5
Canada	5,809,313	2.9
Sweden	5,413,688	2.7
Uruguay	4,930,943	2.4
Liabilities in Excess of Other Assets	(73,205)	0.0 (a)
	$203,114,310	100.0%
(a)	Represents less than 0.05% of net assets.